SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2019

(Exact name of registrant as specified in its charter)
UNION BANKSHARES, INC.

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
Vermont	001-15985	03-0283552

(Address of principal executive offices)		(Zip Code)
20 Lower Main St., P.O. Box 667		05661-0667
Morrisville, VT

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

c    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

c    Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

c    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

c    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition
As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.
On February 7, 2019, Union Bankshares, Inc. distributed its Fourth Quarter 2018 unaudited Report to Shareholders, a copy of which is furnished with this Form 8-K as Exhibit 99.1, presenting information concerning our results of operations and financial condition for the three and twelve months ended December 31, 2018 and the declaration of a regular quarterly dividend.

Item 9.01: Financial Statements and Exhibits
d) Exhibits:

99.1	Union Bankshares, Inc. Fourth Quarter 2018 Report to Shareholders distributed February 7, 2019 referred to in Item 2.02 of the Report as furnished, not filed; herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

February 7, 2019	/s/ David S. Silverman
David S. Silverman
President/Chief Executive Officer

February 7, 2019	/s/ Karyn J. Hale
Karyn J. Hale
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Union Bankshares, Inc. Fourth Quarter 2018 Report to Shareholders distributed February 7, 2019.